SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2002

INTERCONTINENTAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	0-30589	35-2165009
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3 Broad Street, Suite 3A

Charleston, South Carolina 29401

(Address of principal executive offices) (Zip Code)

(843) 805-6620

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 31, 2002, the Company sold GECL Merger Corp., an Oklahoma corporation (“GECL Merger”), a wholly-owned subsidiary, to an unrelated third party for $10.  GECL Merger was the successor in interest by merger to GECL Oklahoma, Inc., an Oklahoma corporation (“GECL Oklahoma”), pursuant to an Agreement and Plan of Merger filed with the State of Oklahoma on March 14, 2002 pursuant to Section 1081(G) of the Oklahoma General Corporation Law (see Item 5 herein).  At the time of the sale, GECL Merger had minimal assets, substantial accounts payable and contingent lawsuits against it.

Section 5 – Corporate Governance and Management

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 15, 2002, the Company accepted the resignations of William Tuorto as an officer and director, and Richard D. Tuorto, Jr. and Greg Davis as officers.  Neither individual provided a letter indicating their reasons for resigning.  On the same date, the Board of Director’s was reconstituted to two (2) members, Mr. Richard D. Tuorto, as Director, and Mr. Gary Mays, as Director, Chief Executive Officer and Secretary of ICLH.

Prior to joining the Company, Mr. Mays was an officer and director of Corporate Vision, Inc. (OTCBB: CVIA).  Since July 2003, Mr. Mays has been chairman and president of CPM Supply Corp., a manufacturer of industrial parts.  Mr. Mays received a B.S. degree in Accounting from Southwestern Oklahoma State University in 1976.

Section 8 – Other Events

Item 8.01 Other Events

On March 14, 2002, Global Eco-Logical Services, Inc., a Florida corporation (“GECL Florida”), changed its state of incorporation to the State of Oklahoma by merging within and into GECL Oklahoma, pursuant to Section 1083 of the Oklahoma General Corporation Law and Articles of Merger with the State of Florida, pursuant to Section 607.1104 of the Florida Business Corporation Act.

On March 14, 2002, pursuant to an Agreement and Plan of Reorganization, GECL Oklahoma merged with and into GECL Merger, which was the survivor in the merger.  Under the merger, shares of GECL Oklahoma common stock are entitled to receive an equivalent number of shares of common stock of Intercontinental Holdings, Inc., an Oklahoma corporation ("ICLH").  Prior to the reorganization, ICLH was a wholly-owned subsidiary of GECL Oklahoma, and GECL Merger was a wholly-owned subsidiary of ICLH.  The reorganization was effected for the purpose of reorganizing GECL Oklahoma as a holding company, under which ICLH is now the parent company with the exact same shareholder base that GECL Oklahoma had prior to the reorganization.  All of the former assets, liabilities and operations of GECL Oklahoma are now held by GECL Merger by virtue of its position as the successor in interest to GECL Oklahoma in the reorganization.  The merger was effected without shareholder approval of ICLH, GECL Merger or GECL Oklahoma, pursuant to Section 1081(G) of the Oklahoma General Corporation Law.  The common stock of the ICLH has identical rights, terms and privileges as the common stock of GECL Oklahoma.

Pursuant to the reorganization:

-- each share of common stock of GECL Oklahoma became entitled to receive one share of common stock of ICLH;

-- each option, warrant or other instrument convertible or exchangeable into shares of common stock or preferred stock of GECL Oklahoma automatically became convertible into an equivalent number shares of common stock or preferred stock of ICLH.

The effective date of the reorganization was March 14, 2002.  All of the outstanding certificates of GECL Oklahoma representing shares of stock of GECL Oklahoma shall be deemed for all purposes to evidence ownership of and to represent the shares of ICLH, as the case may be, into which the shares of stock of GECL Oklahoma represented by such certificates have been converted as herein provided and shall be so registered on the books and records of ICLH and its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise

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accounted for to ICLH or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of stock of ICLH, as the case may be, evidenced by such outstanding certificate.

Prior to the reorganization, GECL Oklahoma's common stock was traded on the Pink Sheets under the symbol "GECL".  The new cusip number for ICLH’s common stock is 458572 10 4, and its new trading symbol is “ICLH”.

ICLH believes that the issuance of its common stock to shareholders of GECL Oklahoma in connection with the above-described transaction was exempt from the registration requirements of the 1933 Act by virtue of certain no action letters issued by the Securities and Exchange Commission with respect to holding company reorganizations effected under comparable statutes in other states. ICLH believes that its common stock is deemed registered under Section 12 of the 1934 Act on the grounds that it is a successor to GECL Oklahoma pursuant to Rule 12g-3(a) promulgated under the 1934 Act, and therefore ICLH is subject to the reporting requirements of Section 13 of 1934 Act.

Immediately following the reorganization, ICLH purchased certain assets from GECL Merger for the assumption of certain indebtedness of GECL Merger.  Among the assets transferred were the $1,025.24 in cash, equities in that certain trading account of $19,444.11, 18,919,117 shares of Environmental Energy Services, Inc., 16,669,684 shares of Wastech, Inc, f/k/a/ Corporate Vision, Inc., notes and accounts receivable in the aggregate amount of $73,907.29, $46,756.70 in vehicles and equipment and $3,591 on deposit.  The total value of the assets purchased by ICLH was approximately $1,506,923.51.  The liabilities assumed included notes payable in the original principle amounts of $1,469,457.76, $30,000 in accounts payable, $178,388 in accrued bonuses, and $23,375 in accrued interest expenses.  The total indebtedness assumed is approximately $1,701,220.76.  In determining the fair value of the assets transferred, the parties considered the historical cost for the asset, the value placed on the asset by the companies' independent public auditors in their recently completed audit, legal circumstances and disputes concerning certain assets, and the nature of any market for the assets.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired:  Not applicable.

(b)

Pro Forma Financial Information:  Not applicable.

(c)

Exhibits:

Regulation S-B No.	Description
2.1	Certificate of Ownership and Merger regarding the merger of Global Eco-Logical Services, Inc. with and into GECL Oklahoma, Inc. effective as of March 14, 2002
2.2	Agreement and Plan of Reorganization regarding the merger of GECL Oklahoma, Inc. with and into GECL Merger Corp. effective as of March 14, 2002
3.1	Certificate of Incorporation of Intercontinental Holdings, Inc., an Oklahoma corporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2006	INTERCONTINENTAL HOLDINGS, INC. /s/ Gary Mays. Gary Mays, Chief Executive Officer

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